VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated August 28, 2013

This supplement supersedes the supplement dated October 16, 2013. The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled “About your account,” and in the Fund's statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%1	1.00%1	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Inst.
Management fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%2	none
Other expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Total annual fund operating expenses	1.27%	2.02% 3	2.02%	1.52%	1.02%
Fee waivers and expense reimbursements	—	(0.75%)3	—	—	—
Total annual fund operating expenses after fee waivers and expense reimbursements	1.27%	1.27%	2.02%	1.52%	1.02%

1
If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	The Class R shares’ distribution and service (12b-1) fees have been restated to reflect a permanent reduction in their fees to 0.50%.
3
The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund’s Class B shares’ 12b-1 fee to no more than 0.25% of average daily net assets from Jan. 2, 2014 through Aug. 28, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager or Distributor, as applicable, and the Fund.

The following replaces the information in the section entitled, “Example.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects any applicable Distributor expense waivers for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)		(if not redeemed)
Class	A	$ B	B	C	C	R	Inst.
1 year	$ 697	$ 129	$ 529	$ 205	$ 305	$ 155	$ 104
3 years	$ 955	$ 561	$ 836	$ 634	$ 634	$ 480	$ 325
5 years	$ 1,232	$ 1,019	$ 1,244	$ 1,088	$ 1,088	$ 829	$ 563
10 years	$ 2,021	$ 2,094	$ 2,094	$ 2,348	$ 2,348	$ 1,813	$ 1,248

The following replaces the fifth bullet in the section entitled, “About your account – Choosing a share class – Class B.”

For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (currently limited to a 0.25% service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

The following replaces the information in the section entitled, “About your account – Dealer compensation.”

Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the chart below.

	Class A1	Class B2	Class C3	Class R4
Commission (%)	—	4.00%	1.00%	—
Investment less than $50,000	5.00%	—	—	—
$50,000 but less than $100,000	4.00%	—	—	—
$100,000 but less than $250,000	3.00%	—	—	—
$250,000 but less than $500,000	2.00%	—	—	—
$500,000 but less than $1 million	1.60%	—	—	—
$1 million but less than $5 million	1.00%	—	—	—
$5 million but less than $25 million	0.50%	—	—	—
$25 million or more	0.25%	—	—	—
12b-1 fee to dealer	0.25%	0.25%	1.00%	0.50%

1
On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares.

2
On sales of Class B shares, the Distributor may pay your securities dealer an up-front commission of 4.00%. Your securities dealer may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. The Distributor has contracted to limit the Class B shares’ 12b-1 fee to the 0.25% service fee from Jan. 2, 2014 through Aug. 28, 2015. After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3
On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase.

4
On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated January 13, 2014.